Value Investing in
                          Small Companies for 25 Years


                                      THE
                                     ROYCE
                                     FUNDS

                            ROYCE TOTAL RETURN FUND
                          ROYCE LOW-PRICED STOCK FUND
                         ROYCE FINANCIAL SERVICES FUND

                            1998 Semi-Annual Report

                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------

                            TWO PORTFOLIO STRATEGIES
                              [Blue bar] SMALL-CAP
                             [Yellow bar] MICRO-CAP

For 25 years, Royce & Associates has utilized a disciplined value approach to select small and micro-cap companies. Our strategies focus on capitalization (small or micro-cap) and portfolio construction (concentrated or diversified) considerations.

--------------------------------------------------------------------------------
CORE FUNDS

The small-cap universe (companies with market caps between           [Blue bar]
$300 million and $1 billion) is no longer small, unknown or          ROYCE PREMIER
under-owned; therefore, we believe that this greater level           Small-Cap Orientation
of efficiency requires greater portfolio concentration.              Concentrated Portfolio

The micro-cap universe (companies with market caps between           [Yellow bar]
$5 million and $300 million) provides more choices                   ROYCE MICRO-CAP
(approximately 6,400 companies), yet greater trading                 Micro-Cap Orientation
difficulties; therefore, we believe that broad diversification       Diversified Portfolio
is required given the liquidity constraints of this sector.

--------------------------------------------------------------------------------
COMBINED FUNDS

These portfolios combine our two core strategies and                 [Blue bar]
represent our flagship approach. Two of our combined                 [Yellow bar]
portfolios, Pennsylvania Mutual and PMF II, are designed for         PENNSYLVANIA MUTUAL
both individuals and institutions, while Royce GiftShares            Diversified Small and Micro-Cap Portfolio
offers one of the few gifting and estate-planning portfolios.
                                                                     [Blue bar]
                                                                     [Yellow bar]
                                                                     PMF II
                                                                     Diversified Small and Micro-Cap Portfolio

                                                                     [Blue bar]
                                                                     [Yellow bar]
                                                                     ROYCE GIFTSHARES
                                                                     Concentrated Small and
                                                                     Micro-Cap Portfolio

--------------------------------------------------------------------------------
THEME FUNDS   [Blue bar]
              [Yellow bar]

Theme funds contain stocks primarily found in the core               ROYCE TOTAL RETURN
portfolios that have special attributes. One has                     Dividend-Paying Securities
low-volatility characteristics (dividends), one has the
potential for higher returns and volatility (low-priced              ROYCE LOW-PRICED
stocks) and one takes specific sector (financial services)           Stocks Priced Below $15
risk. Performance and volatility may be substantially
different for each of these portfolios.                              ROYCE FINANCIAL SERVICES
                                                                     Financial Services Companies

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

"Curiouser and Curiouser": The Equity Markets.                           2
--------------------------------------------------------------------------
Investing "Through the Looking Glass": Finding Value in                  5
an Overvalued Market.
--------------------------------------------------------------------------
Royce Total Return Fund's emphasis on dividend-paying small             12
companies helped it to provide a 22.8% average annual
total return over the last three years and an overall
five-star (*****) rating from Morningstar out of 2,545
domestic equity funds as of June 30, 1998.
--------------------------------------------------------------------------
Royce Low-Priced Stock Fund finished the first six months up            14
15.3%--the highest return for the period among all of
The Royce Funds--and outperformed its benchmark index, the
small-cap oriented Russell 2000, for the first half, the
one-year, three-year and since inception (12/15/93) periods
ended June 30, 1998.
--------------------------------------------------------------------------
Royce Financial Services Fund outperformed the Russell 2000             16
in the first half and provided a since inception (12/15/94)
average annual total return of 18.9% for the period ended
June 30, 1998.
--------------------------------------------------------------------------
Updates and Notes: Our New and Improved Website (www.roycefunds.com).   18
--------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                19
--------------------------------------------------------------------------
Postscript: Hang Time.                                   Inside back cover
--------------------------------------------------------------------------

[pull quote]

For 25 years, our value approach has focused on evaluating a company's private worth -- what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

[end pull quote]

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1998

                                     YEAR-TO-DATE                          SINCE
FUND (INCEPTION)                        1998*      1-YEAR    3-YEAR      INCEPTION
----------------------------------------------------------------------------------
Royce Total Return (12/15/93)           7.3%       17.8%      22.8%        19.2%
----------------------------------------------------------------------------------
Royce Low-Priced Stock (12/15/93)      15.3        28.3       20.8         18.2
----------------------------------------------------------------------------------
Royce Financial Services (12/15/94)     9.8        13.0       16.4         18.9
----------------------------------------------------------------------------------

* Not annualized.

[sidebar]

[photo: Charles M. Royce]
Charles M. Royce, President

Many people argue that as long as the U.S. economy remains as robust as it has been, the stock market should continue to rise. We believe, however, that the factors that drive the stock market are very complex, and the notion that a strong economy guarantees a strong market greatly oversimplifies the issue. Markets will fluctuate.

[end sidebar]

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon graphic: Alice in Wonderland with Queen of Hearts, Mad Hatter and Rabbit looking at chart of S&P 500 returns (Drawn in the style of Tenniel)]

Drawing by Hank Blaustein; -C- 1998

"CURIOUSER AND CURIOUSER"

Alice's wide-eyed response to Wonderland reflects our own take on the current equity markets. Returns continued their ascent as all major stock market indices reached record highs during 1998's first six months. Like the bully at the playground, the "biggest" companies enjoyed the biggest rewards. The large-cap indices -- S&P 500 and Dow Jones Industrial Average ("DJIA") -- along with the technology driven Nasdaq Composite, each posted six-month results well in excess of their average historic 12-month returns. We expect that most investors never imagined investing would be so easy. As Berkshire Hathaway Vice Chairman Charlie Munger once quipped, "If successful investing required merely extrapolating history (and especially recent market returns), the Forbes 400 would consist entirely of librarians."

     Even more curious are the level and convergence of long and short-term returns. We looked at quarter-end return periods for the S&P 500 over the last 52 years. We found that the time-weighted composite of one, three, five, 10, 15 and 20-year results ended June 30, 1998 was surpassed only by 1998's first quarter-ending results. While the short-term returns were exceptional, the long-term results were even more surprising. We could not help looking at the median and worst performance periods, as well. Two of the bottom three performance periods ended shortly after we began to manage Pennsylvania Mutual Fund 25 years ago. We are all Alices living in Wonderland now.

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

     For the first six months of 1998, the S&P 500 and DJIA were up 17.7% and 14.2%, respectively, while the Nasdaq Composite was up an even more amazing 20.7%. While it would be easy to declare, as Alice's Dodo did, "Everybody has won, and all must have prizes," further investigation of first-half results reveals a telling insight. According to statistics published by FactSet Data, the S&P 500's 50 largest companies rose nearly 26% in the first half, while the other 450 gained just 9.5%. Investors' preferences for the biggest and most well-known companies stem from concerns about a potential economic slowdown, global economic unrest and liquidity (the ability to easily buy and sell securities). We find this ironic in that we believe that many of the companies most likely to be affected by global problems are precisely the ones whose share prices are rising the fastest.

     Small-cap relative returns were affected by both the sector's significantly higher level of volatility and by the substantial strength of the large-cap market. For 1998's first half, the Russell 2000 was up an uninspiring 4.9%. As good as the first quarter was for the index (+10.0%), it was not able to sustain the pace, dropping 4.7% in the second quarter. As small-cap managers, we are frequently asked, "if relative valuations and earnings growth for your sector are better than for large-caps, when will small-cap stock prices reflect this?" We do not know.

ROLLING RETURN OF THE S&P 500 OVER 1,3,5,10, 15 AND 20-YEAR PERIODS
Ranked by Time-Weighted Score for 210 Periods Ended 3/31/46 Through 6/30/98

                                                                           Composite
 Quarter   1-Year    3-Year    5-Year   10-Year   15-Year    20-Year    Return     Rank
---------------------------------------------------------------------------------------
  Mar-98   48.0%     32.8%    22.4%     19.9%     17.8%      17.7%     20.1%        1
---------------------------------------------------------------------------------------
  Jun-98   30.0      30.2     23.1      18.6      17.2       17.4      19.1         2
---------------------------------------------------------------------------------------
  Dec-97   33.3      31.1     20.2      18.0      17.5       16.6      18.6         3
---------------------------------------------------------------------------------------
  Mar-67    4.7       7.9      10.2      11.1      13.3       14.3      12.5       104
---------------------------------------------------------------------------------------
  Dec-86   18.6      18.4      19.8      13.8      10.8       10.2      12.5       105
---------------------------------------------------------------------------------------
  Dec-90   -3.1      14.1      13.1      13.9      13.9       11.1      12.5       106
---------------------------------------------------------------------------------------
  Jun-49   -9.5      -3.0       7.1       8.6       8.1        2.3       5.0       208
---------------------------------------------------------------------------------------
  Dec-74  -26.3      -9.2      -2.4       1.2       4.3        6.9       2.7       209
---------------------------------------------------------------------------------------
  Sep-74  -38.8     -10.6      -4.2       0.5       4.1        7.0       2.1       210
---------------------------------------------------------------------------------------

Note: Composite return percentages were derived by time-weighting the returns of each of the performance periods allotted by proportion of overall time period vs. each period (e.g., the total of 1, 3, 5, 10, 15 and 20 is 54. The return for the 20-year period is weighted 37% {20 [divided by] 54}).

"WHICH WAY? WHICH WAY?"

Alice's question about which direction to follow upon arriving in Wonderland aptly reflects investor sentiment regarding recent small-cap underperformance. First the good news. Since the trough in October 1990, small-cap stocks, as measured by the Russell 2000, have provided a 21.4% average annual total return. And now the bad news. Since the May 1996 peak, the Russell 2000 has generated a 12.7% average annual total return. What's so bad about a 12.7% average annual total return? Nothing, until you compare it to the large-cap S&P 500, which over the same period compounded at a 29.9% average annual rate. Contributing to this substantial performance disparity were more frequent and severe declines within the small-cap sector. In fact, since the May 1996 small-cap peak, the Russell 2000 has undergone three separate 10%+ declines, while the S&P 500 has endured only one. As we have suggested in past letters, higher volatility generally precedes lower returns and, in our opinion,

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 3

[sidebar]

We think that the market has recently benefited from the economic misfortune of other countries, such as Japan, and a superbly profitable moment in the U.S. economy accompanied by a significant decline in interest rates. None of these features are permanent and none are likely to continue to have the same enormously positive impact.

[end sidebar]

provides an edge for value. Performance results for the "growth" and "value" segments of the Russell 2000 bore this out. From the May 22, 1996 peak through June 30, 1998, the Russell 2000 Value Index was up 51.5% versus a gain of only 9.6% for the Russell 2000 Growth Index.


                         SMALL CAP: REVERSAL OF FORTUNE

                    Total Returns of Russell 2000 vs. S&P 500
                 From Small-Cap Trough in 1990 and Peak in 1996
--------------------------------------------------------------------------------
                          10/31/90-              5/31/96-
                          5/31/96                6/30/98
--------------------------------------------------------------------------------
Russell 2000              233.9%                 29.9%
S&P 500                   158.7%                 75.8%

                            CAUSE: MORE FREQUENT AND
                                 SEVERE DECLINES

[bar chart]

S&P 500        10/7/97 -      -10.8%
               10/27/97


Russell 2000   5/22/96 -      -15.5%
               7/24/96

               10/13/97 -     -11.5%
               1/12/98

               4/21/98 -      -11.6%
               6/15/98

Since the small-cap peak in May '96, small-caps have undergone three separate 10%+ declines, while the S&P 500 has had only one.

[end bar chart]

     We believe that small-cap's higher level of volatility may have implications for large-cap stocks as well--though many investors tend to look at this the other way around and insist that large-caps lead small-caps. To us, however, the small-cap world is more indicative of the "average" stock, so that at some point, large-cap stocks will take their cues from small-cap's higher volatility and overall performance. A period of high returns (similar to recent market experience) -- when accompanied by continued performance divergence -- often precedes a substantial market correction. We believe that this may occur in the months ahead.

[cartoon graphic: school of small fish chasing large fish with caption "The next cycle?"]

REASONABLE INVESTORS IN UNREASONABLE TIMES

As we sit back and assess our own six-month results, we are reminded of a simple, yet important, premise--while we can control our investment process, we cannot control our relative investment results, especially over the short term. We believe that a well-planned and consistently applied approach will result in attractive long-term returns, even when compared to appropriate indices and peers. In the short term, however, anything can happen, and usually does. Thus, when we report our semi-

[pull quote]

By not focusing on what we can't
control, our relative results, we are
able to focus on what is important--
understanding risk and reward while
maintaining a long-term perspective.

[end pull quote]

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 annual performance results, we try to temper our enthusiasm when things have gone well and to keep our chins up when they have not. By not focusing on what we can't control, our relative results, we are able to focus on what is important -- understanding risk and reward while maintaining a long-term perspective.

     Our investment approach provided a short-term advantage in this period of higher volatility for small-cap stocks. For 1998's first six months, our results, while reflecting the small-cap and micro-cap universe in which we invest, were better than that of our small-cap benchmark index, the Russell 2000. The same performance relationship also has held true since the May 1996 small-cap peak. For a complete review and discussion of our results and our risk profiles, please see pages 12-17.

                           RECENT PERFORMANCE RESULTS

                                   Year-to-date               5/22/96 -
                                   1998                       6/30/98
-----------------------------------------------------------------------
Royce Total Return Fund              7.3%                      48.5%
Royce Low-Priced Stock Fund         15.3                       33.7
Royce Financial Services Fund        9.8                       34.2
Russell 2000                         4.9                       28.7

THROUGH THE LOOKING GLASS:
FINDING VALUE IN AN OVERVALUED MARKET

Traditional measures of market value in large-cap stocks, such as price/earnings, price/book and price/dividends ratios, are at their highest levels in history. This suggests that we may be approaching fully valued territory for equity markets overall. We are inclined to agree, and on one level view the seemingly endless ascent of the market with great concern. On the other hand, our business buyer's perspective points us in a different direction, namely that we work in a market of stocks, not a stock market. Successful investors have always emphasized the importance of a long-term view, one that centers on understanding the nature of a company's business. It is an idea that we have utilized throughout our 25 years of investing, one that we think enables us to find value in an overvalued market, in spite of this apparent paradox.

     Overvaluation relates directly to expectations. Many investors are chasing performance, particularly in large-cap stocks. The current investment standard is to continue investing in what has worked, not what will work. This is akin to driving while using only the rear-view mirror. Our practice has always been to mine low-expectation areas. Currently, we are finding opportunities, especially in the micro-cap sector. Micro-caps represent the largest domestic equity market in terms of names and often show little correlation with the large-cap market. We believe that this sector of the market, which may be higher in risk than the large-cap market, represents undervalued opportunity, especially in light of the high expectations and short attention spans of investors in other areas.

     "What do you mean by that," said Alice's Caterpillar sternly. "Explain yourself!" By way of explanation, consider the vast size in our stock-selection universe -- close to 8,000 public companies currently have market capitalizations of less than $1 billion.


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 5

[sidebar]

A question we often hear is "why aren't small-caps doing better if the valuations are so attractive?" It is worth remembering that valuations may have nothing to do with performance in the short run. Very often performance comes well after attractive valuations are present. Patience is critical.

[end sidebar]

     The size and diversity of the small-cap and micro-cap sectors allow for any number of companies to escape the attention of both individual and institutional investors. Even in a world where information travels across the globe in seconds, interpretations remain imperfect, due in part to the sheer volume of data and in part to more human factors. We are still finding well-managed, financially sound companies that are either unnoticed by, or out of favor with, the larger investment community. So while equal access to information exists, you must know where to look and what to do with what you find.


[pull quote]

What value investing pioneer Professor
David Dodd said many years ago has
seldom been more true than it is today:
"There are no new eras, only new
errors."

[end pull quote]

     Working in this fashion means that we still believe in market cycles and in the importance of attempting to reduce risk. Of course, there are those dissenting voices who insist that we have entered a "new era" of investing where concepts such as "market cycle," "risk" and "negative return" are the quaint relics of a distant past. These people insist that markets now move sequentially, not cyclically, and offer a wildly optimistic view of the market's future. We must take issue with this argument. What value investing pioneer Professor David Dodd said many years ago has seldom been more true than it is today: "There are no new eras, only new errors."

"THE TIME HAS COME, THE WALRUS SAID, TO TALK OF MANY THINGS"

Having enjoyed his first visit so much that he could not manage to stay away for long, our investment advisor friend recently returned to midtown Manhattan for a long weekend getaway that included fireworks, a poetry slam, an outdoor swing concert at Lincoln Center and a stop at our office. The intrepid advisor arrived with an array of questions. As Alice reminds us, "What is the use of a book without pictures or conversations?"

When you are looking at a given company, how do the portfolio managers and analysts interact?

We have substantial interaction between our six analysts and our four portfolio managers. Our analysts are involved in every step of the stock selection process. When we are interested in a company, we run a very systematic "fire drill" on the company's basics. We examine the balance sheet and income statement history, cash flows, and comments from management to quickly assemble a snapshot of the company. We insist on having multiple sets of eyes viewing every company.

6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

After the "fire drill," what is the next step?

Quantitative information, now available to everybody instantly, is a commodity today. This access is no longer an edge in and of itself. The next step is dealing with non-quantitative research activity. When we first look at a given company, one or two analysts work with a portfolio manager. Once we have decided to follow through on an idea and begin the strategic analysis process, we test our idea using the Socratic method. We ask ourselves questions that force us to delve deeply. This format is critical because it brings together all of the information we have gathered and opens our eyes to the kinds of risks we are considering.

[pull quote]

This format is critical because it
brings together all of the information
we have gathered and opens our eyes to
the kinds of risks we are considering.

[end pull quote]


Do portfolio managers do any of their own research or is that left to the analysts?

Everybody takes an active part in the research process, including both grunt work and strategic analysis. We all wade through financial statements. We meet with management. We speak to the company's customers, suppliers and competitors. The kind of research we do is labor-intensive and time-consuming.

How do you track a company once you own it?

We stay in touch with management, we continue to carefully examine the financial statements when they are published on a quarterly basis and we look for developments both within the company and in the economy as a whole that may affect the company's or its sector's business. Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

Are there any advantages you have as an institutional trader that an individual investor does not enjoy?

We deal with over 100 broker-dealers, which certainly gives us an advantage. Today's electronic trading systems are a great help. We also attempt to trade within the spreads, between the bid and ask, in a way that would be difficult for an individual.


[pull quote]

Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

[end pull quote]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 7

[sidebar]

We think of value investing as planting before the harvest. As confident as we may feel, we cannot predict when, or even if, harvest time will come.

[end sidebar]

What is the time frame between discovering a company and buying its stock?

It can take hours, days or even months, depending on the situation. The initial purchase in which we take a small position in a stock is often done quickly and follows the "fire drill" process. These small positions then "incubate" while we move through a longer, more complicated strategic analysis that may entail weeks, or months, of research. It takes a long time for us to gain a high enough level of confidence to want to build our position in a stock. We generally set a price that we are willing to pay, and it often requires a lot of patience and discipline to wait for a stock to arrive at that price. We are looking for companies trading at discounts of about 50% to our estimate of their value as a business. It can be frustrating when, during the course of our research, these attractive discounts disappear, but in order to keep an eye on risk, we cannot afford a rush to judgment.

SAVING HUMPTY DUMPTY: THE RIGHT BALANCE

Unlike Alice, who followed the Rabbit down the hole "never once considering how in the world she was to get out again," we view risk management as critical. Historically, we have focused on five categories of risk as we analyze a company: financial, business strategy, valuation, market and portfolio. Of these, financial risk is probably the most important. Small companies, by virtue of their size, are generally more fragile than large companies, which makes strong financial condition a paramount concern for us.

      How do we specifically attempt to reduce the financial risk inherent in investing in equities? One of the most important steps involves the careful scrutiny of the balance sheet. It gives us an x-ray of a company's financial infrastructure and allows us to check its overall health and well being. The process entails a number of subjective measures in addition to more objective, quantifiable ones. It is not simply the numbers that tell the story, but one's interpretation of their significance. This evaluation is an art. Renaissance portrait painters sought to convey the essence and personality of their subjects so that the viewer would see the whole person, not just the face and figure. A careful reading of a balance sheet should yield similar results.

[graphic: pages from a financial report]

Presented only for illustration.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

      Rather than concentrate on traditional ratios such as debt and working capital, we look at leverage globally: how much equity supports total assets? We measure leverage by looking at the ratio of assets to stockholders' equity. (Our bias is toward lower-leveraged companies; typically, in our portfolios, the average ratio is less than two to one.) Using this method allows us to monitor changes in all liabilities, not only changes in debt. Items that can have an adverse affect on a company, such as short-term debt and payables, will give us clues as to the direction of overall leverage. This paints a more complete picture than simple debt analysis.

[pull quote]

There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way -- through earnings.

[end pull quote]

      A conservatively capitalized company can better weather storms because it has the necessary financial reserves. A company with too much debt, on the other hand, runs a greater risk that stormy weather will turn into a hurricane. In essence, we seek companies that we believe possess a substantial "margin of safety" that these reserves can provide. In the spirit of "the best offense is a good defense," we also view financially strong companies as well positioned to grow. All reserves are not created equal. We target companies that have grown their book value through retained earnings, rather than paid in capital; they have demonstrated their ability to grow from their own success as a business.

       At this point, one may well ask, "But don't all portfolio managers read balance sheets?" Many do, but depending on their investment style or their experience, they may be more focused on the income statement. Our obsession takes us into the arcane world of bad debt reserves, inventory policy, warranty liabilities, pending litigation, pension obligations, pollution and product liabilities, etc. All of these factors may have a bearing on a company's -- and by extension a Fund's -- exposure to risk. We look for changes from period to period that can tell us about a company's direction. If we like the balance sheet, we want to know how it got there. There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way -- through earnings.

      The process of balance sheet analysis can be long, is seldom exciting and certainly never glamorous. It is critical, however, in our search to find the kind of healthy small-cap companies that have been our mainstay for 25 years.

[pull quote]

In essence, we seek companies that we
believe possess a substantial "margin of safety" that these reserves can provide.

[end pull quote]
                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 9

[sidebar]

In our investment approach, we strongly believe in the importance of using volatility to our advantage. Volatility can drive prices to considerable lows just as easily as it can push them to unreasonable highs. This creates potential opportunities for us.

[end sidebar]

AND NOW THE TALE IS DONE, AND HOME WE STEER, A
MERRY CREW, BENEATH THE SETTING SUN

As we look to 1998's second half, we are encouraged about the relative prospects for both our investment universe and investment style.

      Relative valuations, as reflected by average P/E ratios and earnings growth prospects, should favor the small-cap sector. In addition, significant divergence between large-cap and small-cap performance has historically not been sustained over long periods (the Russell 2000 just concluded its second worst two-year relative performance period vis-a-vis the S&P 500 based on quarterly trailing returns). The worst two-year period, which ended in the fourth quarter of 1990 (and preceded small-cap's reemergence in 1991-1993), was accompanied by a general market correction, similar to what we believe is happening now. It is our belief that this performance divergence has negative implications for the market as a whole.

      A higher level of volatility, present since the small-cap peak in May 1996, in our opinion favors a value style of investing. The current level of interest rates should also benefit value, at least in a relative sense. Growth managers, who seek the expansion of price multiples, rely heavily on falling interest rates to drive their investment process. (P/E multiples and interest rates act inversely to each other, i.e., as interest rates decline, P/E multiples tend to expand.) Therefore, a more neutral interest rate environment should put value on an equal footing. The momentum investing crowd also remains very involved in small-cap (Internet stocks and cutting edge technology, in particular), which only increases the sector's vulnerability and volatility.

           [cartoon graphic: portfolio managers in a "police line-up" with caption "Guilty as Charged: Attempting to manage risk."]

10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino

     We remain committed to the same principles that have served us well over the last 25 years. We believe that our focus on managing risk within the more volatile small-cap and micro-cap sectors is especially appropriate at this juncture in the market. We appreciate your continued support of our work and welcome your questions and comments. Happy summer days.


Sincerely,

/s/ Charles M. Royce     /s/ W. Whitney George    /s/ Jack E. Fockler, Jr.
    Charles M. Royce         W. Whitney George        Jack E. Fockler, Jr.
         President            Vice President             Vice President

July 20, 1998

PS We wanted to take this opportunity to introduce you to the two newest members of our Senior Staff, Charlie Dreifus and Buzz Zaino.

Charlie, who joined the firm on February 1, 1998, was formerly with Lazard Freres, where he was the Portfolio Manager for the Lazard Special Equity Fund. He brings 29 years of experience to Royce & Associates, 18 of them as a small-cap and micro-cap value portfolio manager. Charlie, who will be involved in our research efforts, began managing a new portfolio, Royce Special Equity Fund, on May 1, 1998.

Buzz comes to us from Trust Company of the West where he was Group Managing Director in charge of the company's small-cap value offerings. He has 30 years of investment management experience, including 21 years as a small-cap value portfolio manager. Buzz became the portfolio manager of PMF II on April 1, 1998.

We are very excited to have such seasoned professionals working with us.

PPS This report's excursion into Wonderland was inspired by the extraordinary market activity of the past few years, which to our eyes resembles the surreal surroundings brought to life in Lewis Carroll's two classics, Alice's Adventures in Wonderland and Through the Looking Glass. For those of you made "curiouser and curiouser" by our "Saving Humpty Dumpty: The Right Balance" heading, the title refers to the need to keep Humpty Dumpty "balanced" on the wall to prevent his great fall.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 11

[sidebar]

WHAT WE DO

Royce Total Return Fund ("RTR") uses a value approach to invest primarily in dividend-paying small-cap companies. We believe that this combination of capital appreciation potential and current income offers a highly effective method for capturing the returns of the small-cap market.

HOW WE DID

Royce Total Return Fund's emphasis on dividend-paying stocks helped it to weather small-cap's stormy second quarter and emerge for the first six months with a return of 7.3%, ahead of its benchmark, the small-cap oriented Russell 2000 index, which returned 4.9%. Making the most significant contributions to the portfolio's return were stocks in the financial and consumer sectors, while our risk management approach allowed the Fund to escape the higher levels of volatility affecting many small-cap stocks. The Fund has outperformed the Russell 2000 for the one-year, three-year and since inception periods (12/15/93) with average annual total returns for these periods of 17.8%, 22.8% and 19.2%, respectively.

Royce Total Return Fund has an overall five-star (*****) rating from Morningstar out of 2,545 domestic equity funds as of 6/30/98. The Fund also enjoys the distinction of being Morningstar's lowest-risk small-cap fund as measured by the Morningstar risk ratio for the three-year period ended 6/30/98. In addition, the Fund has one of the highest Sharpe ratios (a measure of risk and reward) of any domestic equity fund in the Morningstar universe for the same three-year period. Total net assets as of June 30, 1998 were $166 million. At the end of this year, the Fund will have five years of performance history.

[end sidebar]

ROYCE TOTAL RETURN FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)

--------------------------------------------------------------------------------

   Year-to-date*                                                           7.3%
 ................................................................................
   1-Year                                                                 17.8
 ................................................................................
   3-Year                                                                 22.8
 ................................................................................
   Since Inception (12/15/93)                                             19.2

*Not annualized.


RISK/RETURN COMPARISON  Inception (12/15/93) Through 6/30/98

                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
   Royce Total Return        19.2%                  6.3                   3.05
 ................................................................................
   Russell 2000              15.9%                 13.2                   1.20
 ................................................................................

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Total Return has substantially outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

PEAK 5/22/96                       PEAK 10/13/97
--------------------               -------------------
5/22/96 - 6/30/98                  10/13/97 - 6/30/98
--------------------               -------------------
RTR            48.5%               RTR             6.4%
--------------------               -------------------
Russell 2000   28.7%               Russell 2000   -1.3%
--------------------               -------------------

[line chart]

[data points for Russell 2000]

Dec 95      0.00%
Jan 96     -0.11
Feb 96      3.01
Mar 96      5.11
Apr 96     10.73
May 96     15.09
Jun 96     10.36
Jul 96      0.73
Aug 96      6.58
Sep 96     10.75
Oct 96      9.04
Nov 96     13.54
Dec 96     16.51
Jan 97     18.84
Feb 97     15.95
Mar 97     10.48
Apr 97     10.79
May 97     23.12
Jun 97     28.40
Jul 97     34.37
Aug 97     37.45
Sep 97     47.51
Oct 97     41.04
Nov 97     40.12
Dec 97     42.57
Jan 98     40.32
Feb 98     50.69
Mar 98     56.90
Apr 98     57.76
May 98     49.26
Jun 98     49.57

[end line chart]

Royce Total Return has provided strong absolute and relative performance from the small-cap peak in May 1996

--------------------------------------------------------------------------------
ROYCE TOTAL RETURN vs. RUSSELL 2000  Value of $10,000 Invested on 12/15/93
--------------------------------------------------------------------------------
[line chart]

Date           Royce Total Return $22,210          Russell 2000 $19,520
Dec 93                   10,000                       10,000
Dec 93                   10,000                       10,350
Mar 94                    9,940                       10,075
Jun 94                    9,960                        9,683
Sep 94                   10,360                       10,355
Dec 94                   10,513                       10,162
Mar 95                   11,149                       10,631
Jun 95                   12,010                       11,627
Sep 95                   12,996                       12,775
Dec 95                   13,336                       13,053
Mar 96                   13,961                       13,720
Jun 96                   15,234                       14,406
Sep 96                   15,512                       14,455
Dec 96                   16,734                       15,206
Mar 97                   17,159                       14,419
Jun 97                   18,861                       16,757
Sep 97                   20,483                       19,251
Dec 97                   20,698                       18,606
Mar 98                   22,128                       20,476
Jun 98                   22,210                       19,520


[end line chart]

[blue line] Royce Total Return   [yellow line] Russell 2000

Includes reinvestment of distributions.

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

                          3/18/94 -  5/22/96 -   1/22/97 -  10/13/97 -   4/21/98 -
                          12/9/94    7/24/96     4/25/97    1/12/98      6/15/98
--------------------------------------------------------------------------------
Royce Total Return           1.8      -0.5        0.2        -2.7          -3.8
Russell 2000               -12.4     -15.5       -9.2       -11.5         -11.6

[end bar chart]

[dark blue box] Royce Total Return   [light blue box] Russell 2000

Royce Total Return has outperformed the Russell 2000 during all five major downturns since the Fund's inception.

-----------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-----------------------------------------------------------

Median Market Cap.                             $489 million
 ...........................................................
Weighted Average P/E Ratio                            16.0x
 ...........................................................
Weighted Average P/B Ratio                             1.9x
 ...........................................................
Weighted Average Yield                                 3.6%
 ...........................................................
Net Assets                                     $166 million
 ...........................................................
Turnover Rate                                           18%
 ...........................................................
Symbol                                                RYTRX

------------------------------------------
TOP 10 POSITIONS % of Net Assets
------------------------------------------

Charming Shoppes Conv. Note            2.7
 ..........................................
Central Steel & Wire Company           2.4
 ..........................................
Lincoln Electric Holding Co.           2.3
 ..........................................
Enesco Group                           2.2
 ..........................................
Pennsylvania Manufacturers
  Corporation Cl. A                    2.2
 ..........................................
Zenith National Insurance              2.1
 ..........................................
Arthur J. Gallagher & Co.              2.1
 ..........................................
Ennis Business Forms                   2.0
 ..........................................
Willis Corroon Group ADR               1.9
 ..........................................
Garan Incorporated                     1.8


---------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                             % of Net Assets*
---------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials     30
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                       18
Financial Intermediaries Insurance, Banking, Brokerage                                                     14
Financial Services Insurance Brokers, Investment Management, Information and Processing               13
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                      8
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                          7
Technology Hardware, Software/Services, Distribution, Telecommunications                  6
Natural Resources Oil and Gas, Energy Services, Real Estate                           4

*Excludes cash and short-term investments.

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
--------------------------------------------------------------------------------

Talbots                                     $1,180,391
 ......................................................
Pennsylvania Manufacturers
  Corporation Cl. A                          1,068,872
 ......................................................
Central Steel & Wire Company                 1,012,580
 ......................................................
Enesco Group                                   827,481
 ......................................................
Arthur J. Gallagher & Co.                      823,957
------------------------------------------------------
Combined Gain                               $4,913,281
------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
--------------------------------------------------------------------------------

DIMON Incorporated                          $1,660,488
 ......................................................
CalMat                                         560,025
 ......................................................
Helix Technology Corporation                   362,020
 ......................................................
Arnold Industries                              330,250
 ......................................................
Golden Books Financial Trust                   262,500
------------------------------------------------------
Combined Loss                               $3,175,283
------------------------------------------------------

      During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 64% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

      Talbots -- We purchased this woman's apparel retailer when the industry group was out of favor. The company was also suffering from merchandising problems and reeling from a disastrous holiday season. All of these factors depressed the stock price, as the company missed fashion trends on both Wall Street and Main Street. However, its strong balance sheet and solid franchise helped it to recover very well, and much sooner than we expected.

       DIMON Incorporated -- This tobacco-leaf processor suffered a downturn in its business cycle in what was already an admittedly unpopular business. While not currently involved in any tobacco litigation, the jury is still out on this investment idea.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 13

[sidebar]

WHAT WE DO

Royce Low-Priced Stock Fund ("RLP") uses a value approach to invest primarily in small and micro-cap companies whose market prices are below $15 at the time of purchase.


HOW WE DID

Royce Low-Priced Stock Fund was up 15.3% for the first half, well ahead of its benchmark index, the small-cap oriented Russell 2000, which was up 4.9%. Portfolio holdings in the financial and industrial services sectors made the greatest impact on the Fund's performance. Its first-half return becomes especially noteworthy in light of the increased volatility small-caps exhibited during the second quarter. The Fund also outperformed the Russell 2000 for the one-year, three-year and since inception (12/15/93) periods ended June 30, 1998, with average annual returns of 28.3%, 20.8% and 18.2%, respectively.

RLP remains one of only two low-priced stocks funds available and makes its selections primarily within the small-cap and micro-cap universe. This intriguing subsector of small and micro-cap receives scant institutional attention, as many deem stocks trading at these prices to be too risky. Our experience has taught us differently. We find that such investor indifference creates potential opportunity for us, as diminished interest can translate into greater pricing inefficiencies. Low-priced stocks may involve more risk than many larger, more established companies due to the fact that they are somewhat difficult to buy and sell, are less well known and receive limited research coverage. The Fund's total net assets as of June 30, 1998 were $22 million. In December, the Fund will mark its fifth year of operation.

[end sidebar]

ROYCE LOW-PRICED STOCK FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

   Year-to-date*                                                          15.3%
 ...............................................................................
   1-Year                                                                 28.3
 ...............................................................................
   3-Year                                                                 20.8
 ...............................................................................
   Since Inception (12/15/93)                                             18.2

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON  Inception (12/15/93) Through 6/30/98
--------------------------------------------------------------------------------

                         Average Annual          Standard
                          Total Return           Deviation                RUR
 ...............................................................................
   Royce Low-Priced Stock    18.2%                 12.3                   1.48
 ...............................................................................
   Russell 2000              15.9%                 13.2                   1.20
 ...............................................................................

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Low-Priced Stock has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

PEAK 5/22/96                  PEAK 10/13/97
-------------------           --------------------
5/22/96 - 6/30/98             10/13/97 - 6/30/98
-------------------           --------------------
RLP            33.7%          RLP             9.1%
-------------------           --------------------
Russell 2000   28.7%          Russell 2000   -1.3%
-------------------           --------------------

[line chart]

[data points for Russell 2000]

Dec 95      0.00%
Jan 96     -0.11
Feb 96      3.01
Mar 96      5.11
Apr 96     10.73
May 96     15.09
Jun 96     10.36
Jul 96      0.73
Aug 96      6.58
Sep 96     10.75
Oct 96      9.04
Nov 96     13.54
Dec 96     16.51
Jan 97     18.84
Feb 97     15.95
Mar 97     10.48
Apr 97     10.79
May 97     23.12
Jun 97     28.40
Jul 97     34.37
Aug 97     37.45
Sep 97     47.51
Oct 97     41.04
Nov 97     40.12
Dec 97     42.57
Jan 98     40.32
Feb 98     50.69
Mar 98     56.90
Apr 98     57.76
May 98     49.26
Jun 98     49.57

[end line chart]

Royce Low-Priced Stock has provided a performance edge in the current cycle.

--------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK vs. RUSSELL 2000  Value of $10,000 Invested on 12/15/93
--------------------------------------------------------------------------------
[line chart]

Date    Royce Low-Priced Stock $21,379    Russell 2000 $19,520
Dec 93                          10,000                  10,000
Dec 93                          10,000                  10,350
Mar 94                           9,780                  10,075
Jun 94                           9,659                   9,683
Sep 94                          10,259                  10,355
Dec 94                          10,319                  10,162
Mar 95                          11,011                  10,631
Jun 95                          12,131                  11,627
Sep 95                          13,005                  12,775
Dec 95                          12,644                  13,053
Mar 96                          14,443                  13,720
Jun 96                          15,388                  14,406
Sep 96                          14,780                  14,455
Dec 96                          15,526                  15,206
Mar 97                          15,404                  14,419
Jun 97                          16,660                  16,757
Sep 97                          19,125                  19,251
Dec 97                          18,551                  18,606
Mar 98                          21,107                  20,476
Jun 98                          21,379                  19,520

[end line chart]

[blue line] Royce Low-Priced Stock   [yellow line] Russell 2000

Includes reinvestment of distributions.

14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------
[bar chart]

                            3/18/94-  5/22/96-  1/22/97-  10/13/97-  4/21/98-
                            12/9/94   7/24/96   4/25/97   1/12/98    6/15/98
Royce Low-Priced Stock       -2.7     -10.5     -4.8       -9.9       -5.5
Russell 2000                -12.4     -15.5     -9.2      -11.5      -11.6

[end bar chart]

[dark blue box] Royce Low-Priced Stock    [light blue box] Russell 2000

Royce Low-Priced Stock has outperformed the Russell 2000 during all five major downturns since the Fund's inception.

---------------------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------------------

Median Market Cap                 $171 million
 ..............................................
Weighted Average P/E Ratio               15.4x
 ..............................................
Weighted Average P/B Ratio                1.8x
 ..............................................
Weighted Average Yield                    0.8%
 ..............................................
Net Assets                         $22 million
 ..............................................
Turnover Rate                              51%
 ..............................................
Symbol                                   RYLPX

-------------------------------------------------
TOP 10 POSITIONS  % of Net Assets
-------------------------------------------------

Morrison Knudsen Corporation               3.9
 ..............................................
Charming Shoppes                           3.9
 ..............................................
Richardson Electronics                     2.9
 ..............................................
Willis Corroon Group ADR                   2.8
 ..............................................
Oakley                                     2.8
 ..............................................
Frozen Food Express Industries             2.6
 ..............................................
Pennsylvania Manufacturers
   Corporation Cl. A                       2.6
 ..............................................
Catherines Stores Corporation              2.6
 ..............................................
Titan Exploration                          2.3
 ..............................................
MacNeal-Schwendler
   Corporation                             2.2


----------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                            % of Net Assets*
----------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction          23
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                          17
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing              15
Industrial Products Building Systems and Components, Construction Materials,
  Specialty Chemicals and Materials                                                   12
Technology Hardware, Software/Services, Distribution, Telecommunications          11
Natural Resources Oil and Gas, Energy Services, Real Estate                    7
Health Surgical Products and Devices, Drugs and Biotech, Health Services    6
Financial Intermediaries Insurance, Banking, Brokerage                   5
Financial Services Insurance Brokers, Investment Management,
  Information and Processing                                         4

*Excludes cash and short-term investments.

-----------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
-----------------------------------------------

International Isotopes             $347,099
 ...........................................
Buffets                             267,496
 ...........................................
Insituform Technologies Cl. A       245,300
 ...........................................
Oakley                              243,290
 ...........................................
MovieFone Cl. A                     238,816
 ...........................................
Combined Gain                    $1,342,001
 ...........................................


-----------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-----------------------------------------------

Sevenson Environmental Services    $149,120
 ...........................................
Guy F. Atkinson Company             135,450
 ...........................................
Standard Commercial Corporation     114,431
 ...........................................
MK Gold Company                     101,545
 ...........................................
RockShox                             93,462
 ...........................................
Combined Loss                      $594,008
 ...........................................



     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 48% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     International Isotopes -- We bought this undiscovered micro-cap company on an IPO because they had bought $70 million in supercollider technology equipment from the U.S. government for about $5 million, intending to create radioactive isotopes for prostate cancer treatment.

     Sevenson Environmental Services -- Stiff competition in the environmental clean-up business has prevented the company's financial fortunes from rising the way that we had initially thought they would. While they have plenty of cash and securities -- generally a positive sign -- their upside appears limited unless business conditions turn around rapidly.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998  | 15

[sidebar]

WHAT WE DO

Royce Financial Services Fund ("RFS") uses a value approach to invest primarily in financial services companies.


HOW WE DID

Royce Financial Services Fund finished the first six months ahead of its benchmark index, the small-cap oriented Russell 2000, up 9.8% versus 4.9% for the index. The portfolio's concentration in financial companies served it well, as these stocks comprised one of the first half's strongest sectors, while the Fund's focus on risk management helped it to escape the higher levels of volatility exhibited by small-cap stocks. The Fund's three-year and since inception (12/15/94) returns were 16.4% and 18.9%, respectively.

The Fund is not currently restricted in terms of capitalization, although the portfolio consists primarily of small-cap companies, an area of the market to which we bring 25 years of investment experience. Regardless of cap size, our approach emphasizes strong balance sheets, excellent prospects and high internal rates of return. Total net assets as of June 30, 1998 were $2.6 million. This coming December, the Fund will have four years of performance history.

[end sidbar]

ROYCE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

    Year-to-date*                                                           9.8%
 ................................................................................
    1-Year                                                                 13.0
 ................................................................................
    3-Year                                                                 16.4
 ................................................................................
    Since Inception (12/15/94)                                             18.9

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/15/94) Through 6/30/98
--------------------------------------------------------------------------------

                          Average Annual           Standard
                           Total Return           Deviation                 RUR
 ...............................................................................
Royce Financial Services     18.9%                   9.0                   2.10
 ...............................................................................
Russell 2000                 22.0%                  13.7                   1.61
 ...............................................................................

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Financial Services has outperformed the Russell 2000 on a risk-adjusted basis.

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------

PEAK 5/22/96                         PEAK 10/13/97
-----------------------              -----------------------
5/22/96 - 6/30/98                    10/13/97 - 6/30/98
 .......................              .......................
RFS               34.2%              RFS                4.5%
 .......................              .......................
Russell 2000      28.7%              Russell 2000      -1.3%
 .......................              .......................

[line chart]

[data points for Russell 2000]

Dec 95        0.00%
Jan 96       -0.11
Feb 96        3.01
Mar 96        5.11
Apr 96       10.73
May 96       15.09
Jun 96       10.36
Jul 96        0.73
Aug 96        6.58
Sep 96       10.75
Oct 96        9.04
Nov 96       13.54
Dec 96       16.51
Jan 97       18.84
Feb 97       15.95
Mar 97       10.48
Apr 97       10.79
May 97       23.12
Jun 97       28.40
Jul 97       34.37
Aug 97       37.45
Sep 97       47.51
Oct 97       41.04
Nov 97       40.12
Dec 97       42.57
Jan 98       40.32
Feb 98       50.69
Mar 98       56.90
Apr 98       57.76
May 98       49.26
Jun 98       49.57

[end line chart]


Royce Financial Services has provided a performance edge in the current cycle.

--------------------------------------------------------------------------------
ROYCE FINANCIAL SERVICES vs. RUSSELL 2000 Value of $10,000 Invested on 12/15/94
--------------------------------------------------------------------------------
[line chart]

Date            Royce Financial Services $18,440            Russell 2000 $20,216
12/15/94                     10,000                                10,000
12/31/94                     10,120                                10,525
 3/31/95                     10,860                                11,010
 6/30/95                     11,699                                12,042
 9/30/95                     12,260                                13,232
12/31/95                     12,268                                13,519
 3/31/96                     12,765                                14,210
 6/30/96                     13,218                                14,920
 9/30/96                     13,304                                14,971
12/31/96                     14,062                                15,749
 3/31/97                     14,483                                14,933
 6/30/97                     16,325                                17,356
 9/30/97                     17,421                                19,938
12/31/97                     16,790                                19,270
 3/31/98                     18,304                                21,207
 6/30/98                     18,440                                20,216

[end line chart]

[blue line] Royce Financial Services     [yellow line] Russell 2000

Includes reinvestment of distributions.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

                                 5/22/96-    1/22/97-    10/13/97-     4/21/98-
                                 7/24/96     4/25/97     1/12/98       6/15/98
--------------------------------------------------------------------------------
Royce Financial Services          -7.7       -0.8         -8.0          -3.9
Russell 2000                     -15.5       -9.2        -11.5         -11.6

[end bar chart]

[dark blue box] Royce Financial Services      [light blue box] Russell 2000

Royce Financial Services has outperformed the Russell 2000 during all four major downturns since the Fund's inception.

---------------------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------------------

Median Market Cap.               $535 million
 .............................................
Weighted Average P/E Ratio              13.9x
 .............................................
Weighted Average P/B Ratio               1.8x
 .............................................
Weighted Average Yield                   2.4%
 .............................................
Net Assets                       $2.6 million
 .............................................
Turnover Rate                             25%
 .............................................
Symbol                                  RYGSX

-------------------------------------------------
TOP 10 POSITIONS  % of Net Assets
-------------------------------------------------

Zenith National Insurance                 4.8
 .............................................
Pennsylvania Manufacturers
   Corporation Cl. A                      4.3
 .............................................
Willis Corroon Group ADR                  4.3
 .............................................
Trenwick Group                            3.7
 .............................................
Arthur J. Gallagher & Co.                 3.4
 .............................................
The Pioneer Group                         3.0
 .............................................
The Commerce Group                        2.9
 .............................................
The Navigators Group                      2.9
 .............................................
Fund American Enterprises
   Holdings                               2.8
 .............................................
Alleghany Corporation                     2.6


--------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                      % of Net Assets*
--------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Brokerage                                                      54
Financial Services Insurance Brokers, Investment Management, Information and Processing                 41
Industrial Services Transportation and Logistics, Printing, Engineering and Construction            3
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                    1
Natural Resources Oil and Gas, Energy Services, Real Estate                                 1

*Excludes cash and short-term investments.

--------------------------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
--------------------------------------------------------------

LandAmerica Financial Group           $43,695
 .............................................
Pennsylvania Manufacturers
   Corporation Cl. A                   35,000
 .............................................
BHI Corporation                        32,435
 .............................................
Arthur J. Gallagher & Co.              28,544
 .............................................
Affiliated Managers Group              22,437
 .............................................
Combined Gain                        $162,111
 .............................................

-------------------------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-------------------------------------------------------------

Sevenson Environmental Services       $25,546
 .............................................
International Semi-Tech                10,500
 .............................................
Highlands Insurance Group               9,875
 .............................................
Intercargo Corporation                  7,500
 .............................................
Lazare Kaplan International             7,344
 .............................................
Combined Loss                         $60,765
 .............................................

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 69% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

        LandAmerica Financial Group -- This title insurance company came about from the merger of Lawyers' Title and Commonwealth Title and is part of an industry many investors seem to be discovering for the first time. Its recent good fortune is directly tied to the current real estate boom.

     Sevenson Environmental Services -- Stiff competition in the environmental clean-up business has prevented the company's financial fortunes from rising the way that we had initially thought they would. While they have plenty of cash and securities -- generally a positive sign -- their upside appears limited unless business conditions turn around rapidly.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 17

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

NEW AND IMPROVED...www.roycefunds.com

     Visit our newly redesigned website. The site includes both organizational and navigational changes in an effort to create a more user-friendly interface. New featured sections include Res Praecipua ("special features") and a weekly What's New area.

[graphic: desktop computer, "THE ROYCE FUNDS" displayed on the screen]

     While we changed the look of our site, and included additional information for you, we retained the online services that have been popular with our computer savvy shareholders. Online account access allows our shareholders to check account values and share balances at their convenience, whenever they choose. With authorization, shareholders can also purchase additional shares, make exchanges between Royce Funds or request redemptions. Call Shareholder Services today to set up your account for online access -- (800) 841-1180.

GIVING A GIFT OR LEAVING A LEGACY -- IT'S YOUR CHOICE!

     The dilemma when making a gift is often whether the desire to be generous outweighs the concern over how the gift will be spent. Will the gift that you thought would fund a college education rust away in the driveway after a few years?

     Royce GiftShares Fund may be the solution to your gifting concerns. When you set up a GiftShares account, you establish a trust for your beneficiary. As the donor, you choose when the beneficiary will have access to the assets by selecting the termination date of the trust. If you would like the beneficiary to be able to use the assets before the termination date to pay college expenses, you may structure the trust so that the Trustee will pay the college expenses directly to the educational institution. No Porsche payment here! And while you are enjoying this new form of gifting, you may be able to take advantage of some tax and estate-planning benefits as well. To receive a prospectus, which includes fees and expenses, call (800) 221-4268. Please read the prospectus and Trust Adoption Agreement carefully before investing or sending money.


NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98 and are subject to change monthly. The rating is calculated from a fund's three, five and ten-year average annual returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce Total Return Fund received five stars for the three-year period ended 6/30/98 in the domestic equity investment category out of 2,545 funds. Ten percent of the funds in an investment category receive five stars. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of
1.00. The average score for the 349 funds in the small-cap objective category with a three-year history was 1.50 for the three years ended 6/30/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund for this period were 0.74, 0.27 and 0.75, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.


18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 77.1%

                                                 SHARES           VALUE
                                                 ------           -----
Consumer Products -- 7.7%
Apparel and Shoes - 1.8%
   Garan Incorporated                             111,800     $  3,032,575
                                                              ------------
Collectibles - 2.2%
   Enesco Group                                   116,900        3,594,675
                                                              ------------
Home Furnishings/Appliances - 2.3%
   Bassett Furniture Industries                    77,200        2,176,075
   La-Z-Boy                                         6,900          389,850
   Velcro Industries                                9,000        1,253,250
                                                              ------------
                                                                 3,819,175
                                                              ------------
Sports and Recreation - 1.4%
   Sturm, Ruger & Company                         134,100        2,246,175
                                                              ------------
                                                                12,692,600
                                                              ============
Consumer Services -- 1.0%
Restaurants/Lodging - 0.7%
   Sbarro                                          45,600        1,236,900
                                                              ------------
Retail - 0.3%
   Talbots                                         19,600          513,275
                                                              ------------
                                                                 1,750,175
                                                              ============
Financial Intermediaries -- 10.0%
Insurance - 10.0%
   Capitol Transamerica Corporation               102,000        2,097,375
   The Commerce Group                              76,800        2,976,000
   PXRE Corporation                                51,700        1,551,000
   Pennsylvania Manufacturers
     Corporation Cl. A                            155,380        3,573,740
   Trenwick Group                                  74,750        2,903,570
   Zenith National Insurance                      123,500        3,481,156
                                                              ------------
                                                                16,582,841
                                                              ============
Financial Services -- 12.0%
Insurance Brokers - 5.4%
   E.W. Blanch Holdings                            13,600          499,800
   Crawford & Company Cl. A                       102,700        1,925,625
   Arthur J. Gallagher & Co.                       77,400        3,463,650
   Willis Corroon Group ADR+                      244,400        3,070,275
                                                              ------------
                                                                 8,959,350
                                                              ------------
Investment Management - 6.6%
   Alliance Capital Management L.P.                70,000        1,771,875
   The John Nuveen Company Cl. A                   68,500        2,718,594
   NVEST L.P.                                      50,000        1,590,625
   PIMCO Advisors Holdings, L.P.                   48,050        1,639,706
   Phoenix Investment Partners                    171,600        1,490,775
   The Pioneer Group                               65,400        1,720,837
                                                              ------------
                                                                10,932,412
                                                              ------------
                                                                19,891,762
                                                              ============


                                                    SHARES          VALUE
                                                    ------          -----
Industrial Products -- 22.9%
Aerospace/Defense - 2.8%
   Curtiss-Wright Corporation                      55,900     $  2,190,581
   Woodward Governor Company                       77,800        2,402,075
                                                              ------------
                                                                 4,592,656
                                                              ------------
Building Systems and Components - 5.8%
   International Aluminum
     Corporation                                   42,100        1,305,100
   Juno Lighting                                   87,400        2,064,825
 **Paul Mueller Company                            60,800        2,356,000
   Skyline Corporation                             71,700        2,339,212
   Woodhead Industries                             96,600        1,485,225
                                                              ------------
                                                                 9,550,362
                                                              ------------
Construction Materials - 2.6%
   CalMat                                          99,200        2,182,400
   Florida Rock Industries                         70,800        2,066,475
                                                              ------------
                                                                 4,248,875
                                                              ------------
Machinery - 4.9%
   Lincoln Electric Holding Co.                   173,300        3,834,263
   Minuteman International                        138,500        1,584,094
   Nordson Corporation                             35,600        1,673,200
   Oshkosh Truck Corporation Cl. B                 39,300          982,500
                                                              ------------
                                                                 8,074,057
                                                              ------------
Paper and Packaging - 1.4%
   P. H. Glatfelter Company                       149,800        2,368,713
                                                              ------------

Pumps, Valves and Bearings - 2.0%
   Kaydon Corporation                              40,000        1,412,500
   NN Ball and Roller                              65,000          775,938
   Roper Industries                                20,000          522,500
   Tech/Ops Sevcon                                 43,700          663,694
                                                              ------------
                                                                 3,374,632
                                                              ------------
Specialty Chemicals and Materials - 1.5%
   Lilly Industries Cl. A                          74,800        1,617,550
   Synalloy Corporation                            70,500          951,750
                                                              ------------
                                                                 2,569,300
                                                              ------------
Textiles - 1.7%
   Fab Industries                                 100,200        2,793,075
                                                              ------------

Other Industrial Products - 0.2%
   Landauer                                        13,400          400,325
                                                              ------------

                                                                37,971,995
                                                              ============
Industrial Services -- 12.0%
Advertising - 0.7%
   True North Communications                       41,000        1,199,250
                                                              ------------


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                            SHARES        VALUE
                                            ------        -----

Industrial Services (continued)
Engineering and Construction - 1.4%
   Sevenson Environmental Services          86,400    $    723,600
   Stone & Webster                          39,100       1,549,337
                                                      ------------
                                                         2,272,937
                                                      ------------
Food/Tobacco Processors - 1.5%
   DIMON Incorporated                      145,800       1,640,250
   Universal Corporation                    25,000         934,375
                                                      ------------
                                                         2,574,625
                                                      ------------
Industrial Distribution - 2.4%
   Central Steel & Wire Company              3,898       3,975,960
                                                      ------------
Printing - 4.8%
   Ennis Business Forms                    285,400       3,317,775
   New England Business Service             73,400       2,367,150
   The Standard Register Company            64,000       2,264,000
                                                      ------------
                                                         7,948,925
                                                      ------------
Transportation and Logistics - 1.2%
   Arnold Industries                       132,100       1,948,475
                                                      ------------
                                                        19,920,172
                                                      ============
Natural Resources -- 4.1%
Energy Services - 0.7%
   Carbo Ceramics                           35,000       1,194,375
                                                      ------------
Metals and Mining - 1.5%
   Anglogold Limited ADR+                  123,600       2,441,100
                                                      ------------
Oil and Gas - 1.9%
   Devon Energy Corporation                 52,300       1,827,231
   Kinder Morgan Energy Partners, L.P.      35,000       1,264,375
                                                      ------------
                                                         3,091,606
                                                      ------------
                                                         6,727,081
                                                      ============
Technology -- 2.5%
Hardware - 2.5%
   Dallas Semiconductor
     Corporation                            50,000       1,550,000
   Helix Technology Corporation            109,700       1,645,500
   Penn Engineering and
     Manufacturing Cl. A                    45,500         932,750
                                                      ------------
                                                         4,128,250
                                                      ============
Miscellaneous -- 4.9%                                    8,161,957
                                                      ============
TOTAL COMMON STOCKS
   (Cost $112,946,429)                                 127,826,833
                                                      ============
PREFERRED STOCK -- 0.1%
   Golden Books Financial Trust (Conv.)
     (Cost $512,500)                        10,000         250,000
                                                      ============



                                          PRINCIPAL
                                            AMOUNT         VALUE
                                          ---------        -----
CORPORATE BONDS -- 6.9%
Charming Shoppes 7.50%
   Conv. Sub. Note due 7/15/06           $4,500,000    $  4,415,625
Credence Systems Corporation 5.25%
   Conv. Sub. Note due 9/15/02            1,000,000         812,500
Cymer 3.50%
   Conv. Sub. Note due 8/06/04            1,000,000         800,000
HMT Technology Corporation 5.75%
   Conv. Sub. Note due 1/15/04            1,000,000         725,000
MacNeal-Schwendler Corporation 7.875%
   Conv. Sub. Deb. due 8/18/04            1,965,000       1,972,369
Richardson Electronics 8.25%
   Conv. Sub. Deb. due 6/15/06            1,210,000       1,220,587
Standard Commercial 7.25%
   Conv. Sub. Deb. due 3/31/07              500,000         419,375
Sunglass Hut International 5.25%
   Conv. Sub. Note due 6/15/03              750,000         615,000
System Software Associates 7.00%
   Conv. Sub. Note due 9/15/02              500,000         410,000
                                                       ------------
TOTAL CORPORATE BONDS
   (Cost $11,285,909)                                    11,390,456
                                                       ============
U.S. TREASURY OBLIGATIONS -- 13.5%
U.S. Treasury Notes
   6.25%, due 8/31/00                     9,000,000       9,132,210
   6.25%, due 8/31/02                     8,000,000       8,208,720
   5.625%, due 12/31/02                   5,000,000       5,021,850
                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $22,097,349)                                    22,362,780
                                                       ============

REPURCHASE AGREEMENT -- 1.3%
State Street Bank and Trust Company, 5.15%
   dated 6/30/98, due 7/01/98, maturity value
   $2,100,300 (collateralized by U.S. Treasury
   Bonds, 8.375% due 8/15/08 and U.S.
   Treasury Notes, 6.125% due 12/31/01, valued
   at $2,146,527)
   (Cost $2,100,000)                                      2,100,000
                                                       ============
TOTAL INVESTMENTS -- 98.9%
   (Cost $148,942,187)                                  163,930,069

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 1.1%                                 1,855,704
                                                       ------------
NET ASSETS -- 100.0%                                   $165,785,773
                                                       ============


--------------------------------------------------------------------------------
 + American Depository Receipt.
** At June 30, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $148,942,187. At June 30, 1998, net unrealized appreciation for all securities amounted to $14,987,882, consisting of aggregate gross unrealized appreciation of $18,429,927 and aggregate gross unrealized depreciation of $3,442,045.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 84.5%

                                                  SHARES          VALUE
                                                  ------          -----
Consumer Products -- 11.2%
Apparel and Shoes - 2.8%
   Oakley*                                        46,200     $   617,925
                                                             -----------
Home Furnishings/Appliances - 1.2%
   Lifetime Hoan Corporation                      26,070         260,700
                                                             -----------
Publishing - 1.7%
   The Topps Company*                            121,900         377,128
                                                             -----------
Sports and Recreation - 3.2%
   Johnson Worldwide
     Associates Cl. A*                            14,100         178,013
   Lund International Holdings*                   28,700         326,462
   RockShox*                                      50,000         200,000
                                                             -----------
                                                                 704,475
                                                             -----------
Other Consumer Products - 2.3%
   Lazare Kaplan International*                   25,100         265,119
   Toy Biz*                                       26,000         240,500
                                                             -----------
                                                                 505,619
                                                             -----------
                                                               2,465,847
                                                             ===========
Consumer Services -- 12.8%
Leisure/Entertainment - 2.1%
   Seattle Filmworks*                             60,000         463,125
                                                             -----------
Restaurants/Lodging - 3.6%
   Buffets*                                       31,500         494,156
   Pizza Inn                                      55,700         309,831
                                                             -----------
                                                                 803,987
                                                             -----------
Retail - 7.1%
   Catherines Stores Corporation*                 57,400         563,237
   Charming Shoppes*                             179,600         853,100
   Suzy Shier                                     22,000         145,765
                                                             -----------
                                                               1,562,102
                                                             -----------
                                                               2,829,214
                                                             ===========
Financial Intermediaries -- 4.4%
Insurance - 4.4%
   Intercargo Corporation                         33,500         393,625
   Pennsylvania Manufacturers
     Corporation Cl. A                            24,800         570,400
                                                             -----------
                                                                 964,025
                                                             ===========
Financial Services -- 3.7%
Insurance Brokers - 2.8%
   Willis Corroon Group ADR+                      49,900         626,869
                                                             -----------
Investment Management - 0.9%
   Phoenix Investment Partners                    22,900         198,944
                                                             -----------
                                                                 825,813
                                                             ===========
Health -- 4.7%
Drugs and Biotech - 1.0%
   BioReliance Corporation*                       15,000         225,937
                                                             -----------
Personal Care - 1.5%
   Jean-Philippe Fragrances*                      39,200         316,050
                                                             -----------


                                                  SHARES        VALUE
                                                  ------        -----
Surgical Products and Devices - 2.2%
   Haemonetics Corporation*                       15,000     $   240,000
   Nitinol Medical Technologies*                  32,800         246,000
                                                             -----------
                                                                 486,000
                                                             -----------
                                                               1,027,987
                                                             ===========
Industrial Products -- 10.0%
Building Systems and Components - 2.2%
   Falcon Products                                39,000         492,375
                                                             -----------
Paper and Packaging - 1.7%
   PalEx*                                         40,000         380,000
                                                             -----------
Pumps, Valves and Bearings - 0.7%
   Sun Hydraulics Corporation                     10,000         160,000
                                                             -----------
Specialty Chemicals and Materials - 5.0%
   Aldila*                                        43,000         284,875
   CFC International*                             40,100         443,606
   Hauser*                                        30,000         174,375
   Synalloy Corporation                           14,600         197,100
                                                             -----------
                                                               1,099,956
                                                             -----------
Other Industrial Products - 0.4%
   BHA Group Holdings                              4,852          80,058
                                                             -----------
                                                               2,212,389
                                                             ===========
Industrial Services -- 18.2%
Engineering and Construction - 9.0%
   Insituform Technologies Cl. A*                 20,700         286,566
   Morrison Knudsen Corporation*                  61,500         864,844
   Sevenson Environmental Services                44,160         369,840
   Willbros Group*                                30,000         468,750
                                                             -----------
                                                               1,990,000
                                                             -----------
Food/Tobacco Processors - 2.3%
   Midwest Grain Products*                        20,000         290,000
   Standard Commercial
     Corporation*                                 19,441         213,851
                                                             -----------
                                                                 503,851
                                                             -----------
Printing - 2.1%
   Ennis Business Forms                           40,000         465,000
                                                             -----------
Transportation and Logistics - 4.8%
   Arnold Industries                              33,500         494,125
   Frozen Food Express Industries                 58,000         572,750
                                                             -----------
                                                               1,066,875
                                                             -----------
                                                               4,025,726
                                                             ===========
Natural Resources -- 4.8%
Metals and Mining - 1.0%
   MK Gold Company*                              222,100         208,219
                                                             -----------
Oil and Gas--3.8%
   Tom Brown*                                     17,700         332,981
   Titan Exploration*                             57,700         512,088
                                                             -----------
                                                                 845,069
                                                             -----------
                                                               1,053,288
                                                             ===========

                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                            JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                   SHARES      VALUE
                                   ------      -----
Technology -- 9.8%
Distribution - 4.8%
   Perceptron*                     35,000   $   420,000
   Richardson Electronics          47,900       646,650
                                            -----------
                                              1,066,650
                                            -----------
Hardware - 1.9%
   Electroglas*                    15,000       195,937
   Newport Corporation              5,000        98,750
   Scitex Corporation Limited*     10,000       130,625
                                            -----------
                                                425,312
                                            -----------
Software/Services - 3.1%
   MacNeal-Schwendler
     Corporation*                  50,500       495,531
   Tyler Corporation*              17,300       178,406
                                            -----------
                                                673,937
                                            -----------
                                              2,165,899
                                            ===========
Miscellaneous -- 4.9%                         1,091,944
                                            ===========

TOTAL COMMON STOCKS
   (Cost $16,916,178)                        18,662,132
                                            ===========



                                           VALUE
                                           -----
REPURCHASE AGREEMENT--15.4%
State Street Bank and Trust Company,
  5.15% dated 6/30/98, due 7/01/98,
  maturity value $3,400,486
  (collateralized by U.S. Treasury
  Bonds, 10.625% due 8/15/15 and
  7.25% due 5/15/16, valued at
  $3,472,266) (Cost $3,400,000)         $ 3,400,000
                                        ===========
TOTAL INVESTMENTS -- 99.9%
   (Cost $20,316,178)                    22,062,132

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.1%                    18,016
                                        -----------
NET ASSETS -- 100.0%                    $22,080,148
                                        ===========

--------------------------------------------------------------------------------
* Non-income producing.
+ American Depository Receipt.


INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $20,316,178. At June 30, 1998, net unrealized appreciation for all securities was $1,745,954, consisting of aggregate gross unrealized appreciation of $2,732,781 and aggregate gross unrealized depreciation of $986,827.



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE FINANCIAL SERVICES FUND                          JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 75.6%

                                         SHARES       VALUE
                                         ------       -----
Consumer Products -- 1.0%
Other Consumer Products - 1.0%
   Lazare Kaplan International*           2,500    $   26,406
                                                   ==========
Financial Intermediaries -- 38.2%
Banking - 0.6%
   Banca Quadrum ADR+*                    1,000         3,125
   Barclays ADR+                            100        11,500
   Grupo Financiero ADR+*                 2,000         2,500
                                                   ----------
                                                       17,125
                                                   ----------
Brokerage - 1.1%
   Legg Mason                               500        28,781
                                                   ----------
Insurance - 36.5%
   Alleghany Corporation*                   300        69,975
   CNA Surety Corporation*                2,000        29,500
   The Commerce Group                     2,000        77,500
   Fremont General Corporation              500        27,094
   Fund American Enterprises
     Holdings                               500        74,000
   Intercargo Corporation                 5,000        58,750
   LandAmerica Financial Group            1,000        57,250
   Leucadia National Corporation          2,000        66,125
   The Navigators Group*                  4,000        75,750
   PICO Holdings*                        10,500        45,281
   PXRE Corporation                       1,500        45,000
   Pennsylvania Manufacturers
     Corporation Cl. A                    5,000       115,000
   Trenwick Group                         2,500        97,109
   Zenith National Insurance              4,500       126,844
                                                   ----------
                                                      965,178
                                                   ----------
                                                    1,011,084
                                                   ==========
Financial Services -- 29.2%
Information and Processing - 2.9%
   American Express Company                 100        11,400
   Duff & Phelps Credit Rating Co.          500        27,875
   Fair Isaac and Company,
     Incorporated                         1,000        38,000
                                                   ----------
                                                       77,275
                                                   ----------
Insurance Brokers - 11.9%
   E.W. Blanch Holdings                   1,500        55,125
   Crawford & Company Cl. A               3,000        56,250
   Arthur J. Gallagher & Co.              2,000        89,500
   Willis Corroon Group ADR+              9,000       113,063
                                                   ----------
                                                      313,938
                                                   ----------


                                         SHARES      VALUE
                                         ------      -----
Investment Management - 14.4%
   Affiliated Managers Group*             1,100    $   40,837
   Alliance Capital Management L.P.       2,000        50,625
   Amvescap ADR+                            200         9,825
   C.I. Fund Management                   2,000        20,387
   The John Nuveen Company Cl. A          1,000        39,687
   NVEST L.P.                             2,000        63,625
   PIMCO Advisors Holdings, L.P.          1,000        34,125
   Phoenix Investment Partners            4,000        34,750
   The Pioneer Group                      3,000        78,937
   U.S. Global Investors Cl. A*           5,000        10,000
                                                   ----------
                                                      382,798
                                                   ----------
                                                      774,011
                                                   ==========
Industrial Services -- 2.2%
Commercial Services - 2.2%
   BHI Corporation*                       1,500        59,250
                                                   ==========
Natural Resources -- 0.4%
Metals and Mining - 0.4%
   MK Gold Company*                      10,000         9,375
                                                   ==========
Miscellaneous -- 4.6%                     4,140       121,123
                                                   ==========
TOTAL COMMON STOCKS
   (Cost $1,742,600)                                2,001,249
                                                   ==========
CORPORATE BOND -- 1.1%
International Semi-Tech, 11.50% Sr.
   Note due 8/15/03, principal
   amount $100,000
   (Cost $58,875)                                      29,000
                                                   ==========
REPURCHASE AGREEMENT -- 22.6%
State Street Bank and Trust Company, 5.15%
   dated 6/30/98, due 7/01/98, maturity value
   $600,086 (collateralized by U.S. Treasury
   Notes, 5.00% due 1/31/99, valued at
   $615,738)
   (Cost $600,000)                                    600,000
                                                   ==========
TOTAL INVESTMENTS -- 99.3%
   (Cost $2,401,475)                                2,630,249

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.7%                              17,909
                                                   ----------
NET ASSETS -- 100.0%                               $2,648,158
                                                   ==========

--------------------------------------------------------------------------------
* Non-income producing.
+ American Depository Receipt.


INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $2,401,475. At June 30, 1998, net unrealized appreciation for all securities was $228,774, consisting of aggregate gross unrealized appreciation of $336,975 and aggregate gross unrealized depreciation of $108,201.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 23

STATEMENTS OF ASSETS AND LIABILITIES                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                             Royce Total         Royce Low-      Royce Financial
                                                                             Return Fund     Priced Stock Fund    Services Fund
                                                                             -----------     -----------------   ---------------
ASSETS:
Investments at value (identified cost $146,842,187, $16,916,178 and
 $1,801,475, respectively)                                                   $161,830,069      $18,662,132         $2,030,249
Repurchase agreements (at cost and value)                                       2,100,000        3,400,000            600,000
Cash                                                                               36,479            5,149            259,254
Receivable for capital shares sold                                              2,082,993           42,165                660
Receivable for dividends and interest                                             905,664           12,430              3,770
Receivable for investments sold                                                   256,383            5,625               --
Prepaid expenses and other assets                                                   6,714            1,884              5,447
-----------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                 167,218,302       22,129,385          2,899,380
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                               1,128,648           15,084            248,126
Payable for capital shares redeemed                                               122,573             --                 --
Payable for investment advisory fees                                               98,388           15,169               --
Accrued expenses                                                                   82,920           18,984              3,096
-----------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                              1,432,529           49,237            251,222
-----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                  $165,785,773      $22,080,148         $2,648,158
=============================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)                                   $  1,987,020      $    (2,072)        $   (1,170)
Accumulated net realized gain on investments                                    4,068,472        2,602,078            282,496
Net unrealized appreciation on investments                                     14,987,882        1,745,954            228,774
Capital shares                                                                     20,536            2,809                388
Additional paid-in capital                                                    144,721,863       17,731,379          2,137,670
-----------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                  $165,785,773      $22,080,148         $2,648,158
=============================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)          20,536,201        2,808,542            388,246
=============================================================================================================================
NET ASSET VALUES (Net Assets [divided by] Shares Outstanding):
(offering and redemption price* per share)                                          $8.07            $7.86              $6.82
=============================================================================================================================

* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                         ===================================
                                                               Royce Total Return Fund
                                                         -----------------------------------
                                                          Six months ended     Year ended
                                                            June 30, 1998     December 31,
                                                             (unaudited)          1997
                                                         ===================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                              $   1,951,065     $   1,696,026
 Net realized gain on investments                              4,132,189         2,348,301
 Net change in unrealized appreciation on investments          3,489,241         5,872,331
------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations         9,572,495         9,916,658
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                             --           (1,647,104)
 Net realized gain on investments                                  --           (2,179,092)
------------------------------------------------------------------------------------------
 Total dividends and distributions                                 --           (3,826,196)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                85,050,773        87,984,309
 Value of shares issued in connection with the
  merger of Royce Equity Income Fund                               --           34,543,545
 Dividends reinvested                                              --            3,420,793
 Cost of shares redeemed                                     (49,283,957)      (17,826,184)
------------------------------------------------------------------------------------------
 Net increase in net assets from capital share
  transactions                                                35,766,816       108,122,463
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                    45,339,311       114,212,925
NET ASSETS:
 Beginning of period                                         120,446,462         6,233,537
------------------------------------------------------------------------------------------
 End of period (a)                                         $ 165,785,773     $ 120,446,462
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                  10,776,364        12,060,292
 Shares issued in connection with the
  merger of Royce Equity Income Fund                               --            4,913,733
 Shares issued for reinvestment of dividends and
  distributions                                                    --              456,108
 Shares redeemed                                              (6,264,499)       (2,396,674)
------------------------------------------------------------------------------------------
 Net increase in shares outstanding                            4,511,865        15,033,459
------------------------------------------------------------------------------------------

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 25

                                                         ===================================================================
                                                            Royce Low-Priced Stock Fund      Royce Financial Services Fund
                                                         ----------------------------------- -------------------------------
                                                          Six months ended     Year ended    Six months ended    Year ended
                                                            June 30, 1998     December 31,     June 30, 1998    December 31,
                                                             (unaudited)          1997          (unaudited)         1997
                                                         ===================================================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                               $     (2,072)    $    (80,293)      $   (1,170)     $     (329)
 Net realized gain on investments                              2,594,335        1,443,527          138,283         415,392
 Net change in unrealized appreciation on investments            208,058        1,637,540           97,819         (44,868)
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations         2,800,321        3,000,774          234,932         370,195
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                              --               --               --            (5,069)
 Net realized gain on investments                                   --         (1,717,330)            --          (325,296)
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                  --         (1,717,330)            --          (330,365)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                 7,053,834        6,050,197          463,091         431,866
 Value of shares issued in connection with the
  merger of Royce Equity Income Fund                                --               --               --              --
 Dividends reinvested                                               --          1,599,306             --           324,635
 Cost of shares redeemed                                      (5,870,425)      (6,741,432)        (445,562)       (348,519)
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from capital share
  transactions                                                 1,183,409          908,071           17,529         407,982
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     3,983,730        2,191,515          252,461         447,812
NET ASSETS:
 Beginning of period                                          18,096,418       15,904,903        2,395,697       1,947,885
--------------------------------------------------------------------------------------------------------------------------
 End of period (a)                                          $ 22,080,148     $ 18,096,418       $2,648,158      $2,395,697
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                     915,545          873,778           72,231          63,855
 Shares issued in connection with the
  merger of Royce Equity Income Fund                                --               --               --              --
 Shares issued for reinvestment of dividends and
  distributions                                                     --            233,476             --            52,786
 Shares redeemed                                                (761,952)        (978,403)         (69,986)        (53,525)
--------------------------------------------------------------------------------------------------------------------------
 Net increase in shares outstanding                              153,593          128,851            2,245          63,116
--------------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income (loss) of $1,987,020, $(2,072) and $(1,170) in 1998 and $35,955, $0 and $0 in 1997 for Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 25

STATEMENTS OF OPERATIONS      SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
------------------------------------------------------------------------


                                                           Royce Total         Royce Low-        Royce Financial
                                                           Return Fund     Priced Stock Fund      Services Fund
                                                          -------------   -------------------   ----------------
INVESTMENT INCOME:
Income:
  Dividends                                                $1,639,471         $   82,164           $  17,636
  Interest                                                  1,207,172             68,268                 104
------------------------------------------------------------------------------------------------------------
   Total Income                                             2,846,643            150,432              17,740
------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                    716,462            153,528              19,037
  Distribution fees                                              --               25,588               3,173
  Shareholder servicing fees                                   76,346             10,619                 583
  Custodian fees                                               32,076             12,887               4,022
  Administrative and office facilities expenses                28,300              4,846                 633
  Audit fees                                                   18,525              6,125               2,865
  Registration fees                                            17,528              7,500               4,206
  Trustees' fees                                                8,222              1,050                 135
  Legal fees                                                    3,056                445                  48
  Other expenses                                               83,158             17,761               5,988
------------------------------------------------------------------------------------------------------------
   Total Expenses                                             983,673            240,349              40,690
   Fees Waived by Investment Adviser and Distributor          (88,095)           (87,845)            (21,780)
------------------------------------------------------------------------------------------------------------
   Net Expenses                                               895,578            152,504              18,910
------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                             1,951,065             (2,072)             (1,170)
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                           4,132,189          2,594,335             138,283
 Net change in unrealized appreciation on investments       3,489,241            208,058              97,819
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments            7,621,430          2,802,393             236,102
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $9,572,495         $2,800,321           $ 234,932
============================================================================================================

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

             NET ASSET VALUE,   NET INVESTMENT    NET REALIZED AND    DIVIDENDS FROM
                 BEGINNING          INCOME       UNREALIZED GAIN ON   NET INVESTMENT
                 OF PERIOD          (LOSS)           INVESTMENTS          INCOME
=====================================================================================
 ROYCE TOTAL RETURN FUND (a)
++    1998         $7.52           $ 0.09             $0.46            $  --
      1997          6.29             0.11              1.38             (0.11)
      1996          5.76             0.14              1.28             (0.16)
      1995          5.12             0.13              1.24             (0.13)
      1994          5.00             0.02              0.24             (0.02)
      1993          5.00              --                --                --
 ROYCE LOW-PRICED STOCK FUND (b)
++    1998         $6.82           $  --              $1.04            $  --
      1997          6.30            (0.03)             1.26               --
      1996          5.62            (0.03)             1.31               --
      1995          5.07              --               1.14               --
      1994          5.01            (0.03)             0.18               --
      1993          5.00              --               0.01               --
 ROYCE FINANCIAL SERVICES FUND (c)
++    1998         $6.21           $  --              $0.61            $  --
      1997          6.03              --               1.16             (0.02)
      1996          5.68             0.01              0.81               --
      1995          5.06              --               1.07               --
      1994          5.00              --               0.06               --
-------------------------------------------------------------------------------------



                                                                   RATIO OF       RATIO OF NET                   AVERAGE
      DISTRIBUTIONS FROM    NET ASSET              NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
       NET REALIZED GAIN   VALUE, END    TOTAL    END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
        ON INVESTMENTS      OF PERIOD   RETURN   (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE       PAID+
==========================================================================================================================
++         $  --             $8.07         7.3%      $165,786        1.25%*           2.72%*             18%     $0.0671
            (0.15)            7.52        23.7%       120,446        1.25%            3.15%              26%      0.0625
            (0.73)            6.29        25.5%         6,234        1.25%            2.50%             111%      0.0605
            (0.60)            5.76        26.9%         2,548        1.67%            2.42%              68%        --
            (0.12)            5.12         5.2%         1,656        1.96%            0.49%              88%        --
              --              5.00         0.0%           451        0.29%*          (0.29)%*             0%        --

++         $  --             $7.86        15.3%      $ 22,080        1.49%*          (0.02)%*            51%     $0.0620
            (0.71)            6.82        19.5%        18,096        1.49%           (0.47)%             99%      0.0541
            (0.60)            6.30        22.8%        15,905        1.88%           (0.67)%            137%      0.0464
            (0.59)            5.62        22.5%         4,215        1.97%           (1.11)%            114%        --
            (0.09)            5.07         3.0%         1,880        1.89%           (1.11)%             95%        --
              --              5.01         0.2%           452        0.29%*          (0.29)%*             0%        --

++         $  --             $6.82         9.8%      $  2,648        1.49%*          (0.09)%*            25%     $0.0622
            (0.96)            6.21        19.4%         2,396        1.49%           (0.01)%             66%      0.0616
            (0.47)            6.03        14.6%         1,948        1.56%            0.17%              81%      0.0591
            (0.45)            5.68        21.2%         1,627        1.97%           (0.58)%       -    106%        --
              --              5.06         1.2%           514        1.78%*           0.00%               0%        --
-------------------------------------------------------------------------------------------------------------------------

(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended June 30, 1998 and December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 1.37%, 1.67%, 2.23%, 2.38%, 3.21%, and 2.04%, respectively. The
    Fund commenced operations on December 15, 1993.
(b) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended June 30, 1998 and December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 2.35%, 2.38%, 2.59%, 3.47%, 3.63%, and 2.04%, respectively. The
    Fund commenced operations on December 15, 1993.
(c) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended June 30, 1998 and December 31, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 3.21%, 3.04%, 3.31%, 3.72% and 3.69%, respectively. The Fund commenced operations on December 15, 1994.
 *  Annualized.
 + Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.
 ++ Six months ended June 30, 1998 (unaudited).

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund (the "Fund" or "Funds") are three series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Royce Total Return Fund and Royce Low-Priced Stock Fund commenced operations on December 15, 1993. Royce Financial Services Fund commenced operations on December 15, 1994 as Royce Global Services Fund, and changed its name, investment objective and policies on November 25, 1997 to concentrate its investments in the financial services industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

 Expenses:

     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

 Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".

 Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

 Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive a monthly fee at an annual rate of 1.0%, 1.5% and 1.5% of the average net assets of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively. For the six months ended June 30, 1998, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund recorded advisory fees of $628,367 (net of voluntary waivers of $88,095), $91,271 (net of voluntary waivers of $62,257) and $430 (net of voluntary waivers of $18,607), respectively.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 27

--------------------------------------------------------------------------------

     Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. RFS voluntarily waived distribution fees for Royce Low-Priced Stock Fund and Royce Financial Services Fund of $25,588 and $3,173, respectively, for the six months ended June 30, 1998. The 12b-1 distribution plan provides for maximum fees of .25% per annum of the average net assets of each of these Funds. Effective December 31, 1997, the 12b-1 distribution plan for Royce Total Return Fund was terminated.

Purchases and Sales of Investment Securities:

     For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

========================================================================================
                       Royce                   Royce                      Royce
                 Total Return Fund     Low-Priced Stock Fund     Financial Services Fund
                -------------------   -----------------------   ------------------------
  Purchases         $74,950,463              $8,942,795                 $484,088
----------------------------------------------------------------------------------------
  Sales             $24,183,079              $9,613,524                 $599,177
========================================================================================

Transactions in Shares of Affiliated Companies:

        An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. Royce Total Return Fund effected the following transactions in shares of such companies for the six months ended June 30, 1998.

========================================================================================
                             Purchases             Sales
                         -----------------   -----------------
      Affiliated                                                   Realized     Dividend
        Company           Shares     Cost     Shares     Cost     Gain/Loss      Income
----------------------   --------   ------   --------   ------   -----------   ---------
Paul Mueller Company       --        --        --        --          --         $72,960
========================================================================================

Merger Information:

     On June 17, 1997, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Equity Income Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Equity Income Fund on May 28, 1997, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Equity Income Fund's net assets, including $5,201,557 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $63,558,350. Costs associated with the acquisition were borne by the Investment Adviser.


28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

POSTSCRIPT
--------------------------------------------------------------------------------

[graphic: montage: Wall Street street sign, stock certificates, Stock Market building front, people working the stock market floor]

[page background image: man shooting a basketball]

HANG TIME

By now, the sight has grown familiar to all of us. A man with a basketball launches himself off the hardwood into the air from what looks like an absurdly early spot at the very top -- the very tip -- of the key. Moving gracefully and effortlessly skyward, he displays an uncanny ability to evade any defender in his path. The bodies of opponents gyrate at awkward angles, bobbing up and down in a futile effort to stop him -- they do not even slow him down. As he cruises toward the basket, there typically remains one hardy soul who will attempt to forestall the inevitable. Yet this defender is also left confounded and frustrated. Taking evasive action, the man shifts the ball from his left hand to his right, now back again to his left, as the last defender plummets earthward, landing on the court, able only to gaze upward and watch enviously as the man dunks the ball with an elegance that a dunk is not supposed to possess. Michael Jordan has done it again.

         Jordan's aerial exploits have become the stuff of legend because of moments such as this. With what looks like a casual disregard for the laws of gravity, he has risen to be not only the greatest athlete of his time and the greatest basketball player in the history of the game, but arguably the most famous human being on the face of the earth. Basketball writers looking for a way to do justice to his airness' high-flying feats have contributed a new phrase to our collective lexicon, used to describe anything that lingers longer in the air than physics or common sense would seem to allow -- Hang Time.

         In our view, the stock market of the past four years is best characterized as Jordanesque in the ability of a different sort of rampaging bull to remain at lofty levels longer than any rational explanation would seem capable of justifying. The prognosticators who have explained exactly why the Dow had reached a peak at (take your pick) 7000, 8000 or 9000 have subsequently felt like the multitude of sports writers who have prematurely predicted Jordan's retirement. This explains why we like to avoid prognostication and instead save our energy for the real game -- striving to build wealth for our shareholders. The fundamentals of our small-cap value style -- finding attractively priced companies with solid financials -- are the equivalent of good shot selection and tough defense.

         The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market. We should all enjoy the good times while we can, without losing sight of the fact that, sooner or later, all good things come to an end. Someday, and the day is not far off, Michael will be more concerned about a tee time than a tip-off, having returned the game to mere mortals. We believe that the market, too, will return to more historical levels of performance and volatility, and when it does, we will be where we have always been, playing the game with a solid fundamental approach.

[sidebar]

The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market.

[end sidebar]

                                      THE
                                     ROYCE
                                     FUNDS

                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                 HIGHLY-RESPECTED SMALL COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates, Inc. remains an independent firm committed to the same principles that have served us well for 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above-average full market cycle total returns with below-average risk.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                             CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $40 million invested in The Royce Funds.

                VALUE INVESTING IN SMALL COMPANIES FOR 25 YEARS

THE ROYCE FUNDS                           ADVISOR SERVICES
1414 Avenue of the Americas               For Fund Materials, Performance Updates,
New York, NY 10019                        Transactions or Account Inquiries
                                          (800) 33-ROYCE (337-6923)

GENERAL INFORMATION                       AUTOMATED TELEPHONE SERVICES
Additional Report Copies                  (800) 78-ROYCE  (787-6923)
and Prospectus Inquiries
(800) 221-4268
                                          E-mail: funds@roycenet.com
SHAREHOLDER SERVICES
(800) 841-1180                            Web address: www.roycefunds.com

 This report must be accompanied or preceded by a current prospectus for one or more of the Funds. Please read the prospectus carefully before investing or sending money.